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                                                                   Exhibit 10(b)
                               REAL PROPERTY LEASE

     THIS REAL PROPERTY LEASE ("Lease") is made and entered into as of the last date of execution by the parties hereto, by and between VERNE W. ANDERSON and MARIELLA ANDERSON LIVING TRUST (together "Landlord"), and FLORAFAX INTERNATIONAL, INC., a Delaware corporation ("Tenant"). For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, office and warehouse space located within Landlord's building ("Building"), which office and warehouse space contains a total of approximately ten thousand thirteen (10,013) square feet in area ("Premises"), being comprised of approximately seven thousand two hundred eighty-five (7,285) square feet of office space and two thousand seven hundred twenty-eight (2,728) square feet of warehouse space, as depicted on EXHIBIT "A", attached hereto and incorporated herein. The actual square footage of office and warehouse space shall be ascertained by Landlord prior to the Rent Commencement Date (defined below) and shall be determined in accordance with the Building Owner's and Manager's Association ("BOMA") standards. Landlord shall deliver written notice of Landlord's determination of such square footage within ten (10) days after such calculation is made. If Tenant disputes such determination in writing within thirty (30) days of its receipt of such written notice from Landlord, the parties shall meet in good faith to resolve the issue, barring which the issue shall be resolved through arbitration in accordance with arbitration procedures promulgated by the American Arbitration Association. The Premises is situated in the City of Tulsa, Oklahoma, and is commonly referred to as 6923 East 14th Street, Tulsa, Oklahoma 74112.

     2. TERM, EFFECTIVE DATE; RENT COMMENCEMENT DATE.

         a. TERM. The term of this Lease ("Term") shall be five (5) years from the "Rent Commencement Date" (as hereinafter defined). The Term shall commence on the Rent Commencement Date and shall end at 12:01 A.M. on the date which is five (5) years after the Rent Commencement Date.

        b. EFFECTIVE DATE. The term "Effective Date" shall mean the latest date of execution of this Lease by the parties hereto.

        c. LEASE YEAR. The term "Lease Year" shall mean any period of twelve
(12) calendar months commencing on the Rent Commencement Date or an anniversary thereof and ending on the last day of the twelfth (12th) month thereafter.

         d. RENT COMMENCEMENT DATE. The term "Rent Commencement Date" shall mean the earlier of (i) the date upon which Tenant opens for business at the Premises, or (ii) the date that the Landlord's Work (hereinafter defined) for the Premises is completed, it being Landlord's estimate that the Premises will be "ready for occupancy" on or before September 1, 1997. Notwithstanding the above-stated language, Tenant is not required to open for business at the Premises prior to September 1, 1997.

     3. LANDLORD'S WORK. Landlord shall, at Landlord's sole cost and expense, provide the improvements ("Landlord's Work") for the Premises described in EXHIBIT "B" attached hereto and incorporated herein. Upon completion of Landlord's Work, Landlord shall deliver the Premises to Tenant. Landlord estimates that the Premises will be "ready for occupancy" on or before September 1, 1997. In the event Landlord fails to deliver the Premises to Tenant in a "ready for occupancy"


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condition, on September 1, 1997, then Landlord shall reimburse Tenant, upon written demand, all rental and other charges incurred by Tenant under its existing lease, dated September 1, 1994, by and between 4175 South Memorial Development Co., as landlord, and Tenant, as tenant. In the event Landlord fails to so reimburse Tenant, then upon Tenant's occupancy of the Premises, Tenant shall be entitled to offset such sums from the Base Rent owing to Landlord hereunder.

     4. RENT.

         a. BASE RENT. During the Term of this Lease, Tenant shall pay to Landlord, as base rent ("Rent") for the Premises, commencing on the Rent Commencement Date, an annual sum equal to Four Dollars ($4.00) per square foot (being approximately Forty Thousand Fifty-Two Dollars ($40,052.00), payable on a monthly basis in the approximate sum of Three Thousand Three Hundred Thirty-Seven and 67/100 Dollars ($3,337.67). If the Rent Commencement Date is a day other than the first day of a month, the Rent for the first and last month of the Term shall be prorated.

        b. PAYMENT DATE. Rent is payable in advance on or before the first (1st) day of each and every calendar month, at the address of Landlord set forth herein, without demand.

     5. CONDITION OF THE PREMISES. Landlord warrants that it has good title to the Premises; that at the beginning of the Term, Landlord shall deliver possession of the Premises to Tenant free of all other tenancies in the Premises; and that at such time, the condition of the Premises will comply with all laws and ordinances applicable to the Premises and its intended use.

     6. QUIET ENJOYMENT. Landlord agrees that if Tenant is not in default hereunder, Tenant's quiet and peaceable enjoyment of the Premises during the Term of this Lease shall not be disturbed by Landlord.

     7. USE. Tenant shall use and occupy the Premises for computer and/or telemarketing operations or any other lawful business.

     8. LAWS AND STANDARDS. Notwithstanding the terms of Section 5 above, during the Term, Tenant shall promptly comply with all laws, ordinances, rules and regulations of all Federal, state, county and municipal governments now in force or that may be enacted hereafter, with all directions, rules and regulations of the fire marshal, health officer, building inspector or other proper officers of the governmental agencies having jurisdiction and with such standards established from time to time by the National Board of Fire Underwriters of the National Fire Protective Association, or any similar bodies which are applicable to Tenant's use and occupancy of the Premises.

     9. UTILITIES AND OTHER COSTS.

         *a. From and after the Rent Commencement Date, Tenant shall pay seventy percent (70%) of all water, fuel, light, power, heat, security system services, sewer and rubbish services supplied to the Premises. Accordingly, Landlord shall forward to Tenant, each month, copies of all invoices from said providers. Tenant shall remit to Landlord, within ten (10) days of Tenant's receipt thereof, seventy percent (70%) of said invoices. Landlord shall not be liable to Tenant if said utilities or services are interrupted or terminated because of necessary repairs, installations, improvements or any cause beyond Landlord's control; provided however, if Tenant


* if Florafax is the only occupant they will pay 100%.


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is unable to operate its business, there shall be an abatement of all rental obligations hereunder during such time period.

         b. Tenant shall, at Tenant's expense, furnish, install and maintain Tenant's own telephone, computer, wireless and any other telephone and electronic equipment deemed necessary by Tenant, including all wiring, electrical, hookups and connections, false flooring or any other requirements for the operation of such equipment. From and after the Rent Commencement Date, Tenant shall pay one hundred percent (100%) of all telephone, computer and related bills. Tenant's obligations contained in this Subsection (b) are exclusive of the general utility bills as indicated in Subsection (a) above.

     10. REPAIR AND MAINTENANCE. Except for repairs caused by the negligent acts or omissions of Tenant, its agents, employees or assigns, Landlord shall have the obligation to maintain and keep in repair the exterior walls, roof, and foundation of the Building, and the sewer, water, gas and electric lines, as well as all other plumbing, heating and air conditioning equipment relating to the Building and the Premises. Except for repairs caused by the negligent acts or omissions of Landlord, its agents, employees or assigns, Tenant shall keep and maintain the Premises in a clean and sanitary order and in good condition and repair; including but not limited to the floors, windows, doors, ceilings, and interior walls.

     11. ALTERATIONS; SIGNS.

         a. Tenant shall have the right to make structural and non-structural changes or alterations to the Building or improvements on the Premises. Prior to the commencement of any construction for alterations, Tenant shall furnish to Landlord, for its approval, which shall not be unreasonably withheld or delayed, plans and specifications for such alterations. In the event Landlord fails to approve or disapprove, as the case may be, such plans within five (5) days from the date of submission to Landlord, then Landlord shall be deemed to have approved the same.

         b. Tenant shall have the right, at Tenant's sole cost, to erect, install, maintain, and operate on the Premises such equipment, trade and business fixtures and signs as Tenant may deem advisable for the operation of Tenant's business. Such items shall not be deemed to be part of the Premises, but shall remain the property of Tenant. All shall installations shall be effected in compliance with applicable governmental laws, ordinances and regulations. At any time during the Term of this Lease, Tenant shall have the right to remove its equipment, trade or business fixtures, signs and other personal property from the Premises provided that (i) Tenant is not then in default, and (ii) Tenant shall repair any damage to the improvements and building of the Premises resulting from such removal.

     12. LIABILITY INSURANCE.

         a. Landlord shall procure and maintain throughout the Term of this Lease a policy or policies of insurance, at its sole cost and expense, causing the Building to be insured under standard fire and extended coverage insurance and liability insurance (plus whatever endorsements or special coverages Landlord, in its reasonable discretion, may consider appropriate), to the extent necessary to comply with Landlord's obligations pursuant to other provisions of this Lease. The limits of Landlord's liability policy shall be in an amount not less than $1,000,000 per occurrence.



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         b. Tenant shall procure and maintain throughout the Term of this Lease a policy or policies of insurance, at its sole cost and expense, causing Tenant's fixtures and contents to be insured under standard fire and extended coverage insurance and, with regard to liability insurance, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with Tenant's use or occupancy of the Premises, or by the condition of the Premises. The limits of Tenant's liability policy or policies shall be in an amount not less than $1,000,000 per occurrence, and shall be written by insurance companies reasonably satisfactory to Landlord.

     13. DAMAGES BY CASUALTY.

         a. If the Building or other improvements shall be damaged or destroyed during the Term by fire or other casualty, Tenant shall have the right, but not the obligation, to elect to cancel or terminate this Lease. Said right shall be exercised in writing and delivered to Landlord within sixty (60) days after the date of such occurrence as set forth in this Section. Upon such termination, Landlord shall be entitled to all insurance proceeds covering the Premises (but not covering Tenant's equipment, trade or business fixtures or personal property, furnishings or furniture) resulting from such damage or destruction.

         b. If the Building or other improvements shall be damaged or destroyed during the Term by fire or other casualty, and Tenant elects not to terminate the Lease, as permitted above, then promptly after adjustment of the insurance claim, Landlord shall repair and restore the Building, Premises and improvements to approximately the same condition as existed immediately prior to the date of such damage or destruction. During the time of such repair and restoration, if Tenant is unable to operate its business, there shall be an abatement of all rental obligations hereunder. In the event the Premises are partially destroyed or damaged by fire or other hazard so that the Premises can be only partially used by Tenant for the purpose herein provided, then there shall be a partial abatement in the Tenant's rental obligations corresponding to the time and extent which the Premises cannot be used by Tenant. Tenant agrees that during any period of reconstruction or repair of the Premises, it will continue the operation of its business within the Premises to the extent practicable.

     14. MECHANIC'S LIENS. Tenant agrees and covenants that it will not allow any mechanic's liens, or other liens for any labor performed or materials furnished which may cloud or impair title to the Premises, and that if any such liens shall arise, within ten (10) days after request from Landlord, Tenant shall either discharge and cancel the lien of record or post a bond (in connection with which Tenant may contest any claims of any persons who have provided or alleged to have provided, work to the Premises) in favor of Landlord.

     15. INDEMNITY.

         a. Landlord shall not be liable for any damage or liability of any kind, for any injury or death of persons, or damage to property of Tenant or any other person occurring from and after the date of execution of this Lease, from any cause whatsoever, by reason of the use or occupancy of the Premises by Tenant or any person thereon or holding under Tenant, unless such damage is caused by the negligent or willful act or omission of Landlord, its employees or agents. Tenant shall indemnify and save Landlard harmless from all liability whatsoever, on account of any such real or claimed damage or injury and from all liens, claims and demands arising out of the use or occupancy of the Premises and its facilities, or any repairs, alterations or improvements which






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Tenant may make to the Premises, unless such liability is caused by the negligent or wilful act or omission of Landlord, its agents or employees.

         b. Landlord shall and does hereby agree to indemnify Tenant and to hold Tenant harmless of and from any and all claims, demands, costs and expenses (including, but not limited to Tenant's reasonable attorneys' fees), damages and causes of action of every nature whatsoever arising from or related to Landlord's use or occupancy of the Building; or arising from any act, omission, or negligence of Landlord, its agents, servants, employees, licensees or invitees; or arising from any accident, injury or damage whatsoever caused to any person or persons or property occurring in, on or about the Building or any part thereof during the entire Term of this Lease, except where caused by the negligence or wilful act or omission of Tenant, its agents, employees or contractors.

     16. WAIVER OF SUBROGATION. The parties release each other, and their respective authorized representatives, from any claims for damage to any person or property of either Landlord or Tenant in or on the Premises that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of any such damage. The parties further agree neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by this Lease, and each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any covered damage.

     17. PROPERTY TAXES.

         a. During the Term of this Lease, Landlord shall pay and discharge all ad valorem, special assessments, and other taxes levied or asserted against the Premises or any part thereof (collectively, "Property Taxes"). Property Taxes shall not include Landlord's federal or state income, franchise, inheritance or estate taxes. Tenant shall pay all taxes assessed against personal property of Tenant located on the Premises.

         b. Tenant shall pay all taxes and assessments, as specified herein, at least thirty (30) days prior to the latest date upon which such taxes and assessments may be paid prior to delinquency or other costs, expenses or charges being added thereto.

     18. BANKRUPTCY OR INSOLVENCY.

         a. In the event of the filing or commencement of any proceeding by or against Tenant under the Bankruptcy Code, the duly appointed Trustee, subject to Court approval, shall have the right to assume this Lease if the Trustee shall
(i) cure any default or provide adequate assurance that the Trustee will promptly cure such default; (ii) compensate or provide adequate assurance that the Trustee will promptly compensate the Landlord for any actual loss resulting from such default; and (iii) provide adequate assurance of future performance of the covenants, agreements and obligations of Tenant under the terms of this Lease.

         b. The failure by the Trustee to assume or reject this Lease within sixty (60) days after the order for relief (Chapter 7), or within sixty (60) days of confirmation of a plan (Chapter 11), shall, at Landlord's option, be deemed a rejection.


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     19.  DEFAULT.

          a. The default on the part of Tenant shall exist under this Lease when:

         (1) Tenant fails to pay any monetary sum due hereunder, including without limitation, Rent or any other charges as and when due, and such failure continues for ten (10) days after written notice thereof by Landlord to Tenant;

         (2) Tenant fails to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant, and such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided if such default cannot reasonably be cured within thirty (30) days, then Tenant shall have additional time to cure such default as is reasonable and necessary; provided that Tenant diligently, continuously and in good faith prosecutes the cure of such default;

         (3) A general assignment by Tenant of the benefit of creditors occurs or the filing by or against Tenant of any proceeding under any insolvency or bankruptcy law occurs, or the appointment of a trustee or receiver to take possession of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease, unless such seizure is discharged within sixty (60) days thereof for the purpose of effecting a moratorium upon or composition of its debts occurs within sixty (60) days.

         b. In the event of a default, Landlord may treat same as a breach of this Lease, and, in addition to any or all other rights or remedies of Landlord, and by the law provided and without being considered an election of remedies, Landlord shall have the option without further notice or demand: (i) to declare the Term hereof ended and to reenter the Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim thereon or hereunder; or (ii) without declaring this Lease terminated, to reenter the Premises and occupy the whole or any part thereof for and on account of Tenant and to collect any unpaid rentals and any other charges which have become payable or which may thereafter become payable; or (iii) even though Landlord may have reentered the Premises, to thereafter elect to terminate this Lease and all of the rights of Tenant in or to the Premises.

         c. Landlord shall not be deemed to have terminated this Lease or the liability of Tenant to pay any rental or other charges thereafter accruing, or to have terminated Tenant's liability for damages under any of the provisions hereof, by any such reentry or by any action in unlawful detainee, or otherwise, to obtain possession of the Premises, unless Landlord shall have notified Tenant in writing that Landlord has so elected to terminate this Lease. The service by Landlord of any notice pursuant to the unlawful detainer statutes of the state where the Premises are situated and the surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of or at any time subsequent to the serving of such notices and such election is evidenced by a written notice to Tenant) be deemed to be a termination of this Lease. In the event of any entry or taking possession of the Premises as aforesaid, Landlord shall have the right, but not the obligation, to remove therefrom all or any part of the personal property located therein and may place the same in storage at a public warehouse at the expense and risk of Tenant.

         d. Should Landlord elect to terminate this Lease, Landlord may recover from Tenant as damages: (i) the worth at the time of award of judgment of the unpaid rent which had



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been earned at the time of termination; plus (ii) the worth at the time of award of judgment of the amount by which the unpaid rent for the balance of the term of the Lease exceeds the fair rental value of the Premises; plus (iii) any reasonable costs or expenses incurred by Landlord in, (a) retaking possession of the Premises, including reasonable attorney's fees therefor, (b) leasing commissions, and (c) any other reasonable costs necessary or appropriate to relet the Premises; plus (d) such other reasonable amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the state where the Premises are situated.

          e. Efforts by the Landlord to mitigate the damages caused by the Tenant's breach of the Lease do not waive the Landlord's right to recover damages.

          f. Even though Tenant has breached this Lease and abandoned the Premises, this Lease shall remain in effect for so long as Landlord does not terminate the Lease, and the Landlord may enforce all its rights and remedies under this Lease, including the right to recover the Rent as it becomes due under this Lease. The following do not constitute a termination of Tenant's right to possession: (i) acts of maintenance or preservation; (ii) efforts to relet the Premises; or (iii) the appointment of a receiver on initiation by Landlord to protect its interest under this Lease. Should Landlord relet the Premises on account of the Tenant, the Landlord shall not be obligated to terminate this Lease, and in addition to such other relief as may be allowed by law, Landlord may recover from Tenant the past due Rent and unpaid Rent for the balance of the Term of the Lease, less the amount of rent collected under the reletting of the Premises, plus (iii) any reasonable costs or expenses incurred by Landlord in, (a) retaking possession of the Premises, including reasonable attorneys fees therefor, (b) leasing commissions, and (c) any other reasonable costs necessary or appropriate to relet the Premises. Landlord shall have no obligation or duty to Tenant to relet the Premises.

          g. The rights of Landlord are not exclusive and shall be cumulative to all other rights or remedies now or hereafter given to Landlord by law or by the terms of this Lease. Nothing herein affects the right of Landlord to equitable relief where such relief is appropriate. The bringing of an action as described herein does not affect Landlord's right to bring a separate action for relief on termination, or in equity but no relief shall be requested and no damages shall be recovered in the subsequent action for any detriment for which a claim for damages was made and determined on the merits in the previous action.


     20.  CONDEMNATION.

          a. If thirty percent (30%) or more of the rentable area of the Premises shall be acquired or condemned by power of condemnation or eminent domain, or be sold in lieu thereof, then Tenant, by written notice given within sixty (60) days after notice of such taking or acquisition, may terminate this Lease effective on the date that title vests in the condemning authority.
Tenant shall pay all Rent, additional rentals and all other charges and expenses as shall be prorated and payable to the date of such termination, and Tenant shall promptly vacate the Premises. Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

          b. If all or any portion of the Premises shall be acquired by authority of any governmental authority pursuant to the exercise of its power of eminent domain or by deed in lieu thereof and the Lease is not terminated then, commencing on the date of such acquisition, the Rent and all additional rentals provided shall be reduced in the same proportion that the fair rental value of the Premises immediately after such acquisition and any restoration agreed to be performed by




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the parties hereto bears to the fair rental value of the Premises immediately prior to such acquisition. In addition, if Tenant shall restore the remaining portion of the Premises to as close to its previously existing condition as possible, then Tenant shall first be entitled to recover its expenses incurred in such restoration out of any such award and the balance shall be allocated to Landlord, as aforesaid. If the parties are unable to agree on such fair rental values within ninety (90) days after the date of such acquisition, the same shall be determined by appraisal. Until the new Rent and additional rentals shall have been determined, Tenant shall continue to pay Rent and additional rentals at the rate in effect immediately prior to such acquisition, and upon such determination, an appropriate adjustment shall be made.

         c. If the parties do not agree upon any fair rental value, then Landlord shall within ten (10) days provide Tenant with the name of three (3) appraisers. Tenant shall within ten (10) days select one of the named appraisers, who shall determine the fair rental value. All appraisers appointed shall be licensed by the State of Oklahoma, shall be members of the Appraisal Institute and shall be qualified by experience and ability to determine the foregoing fair rental value, and the fees and other costs shall be shared equally by both Landlord and Tenant.

     21.  ASSIGNMENT.

          a. Tenant shall have the right to assign this Lease, or its rights hereunder, or to sublet all or any part of the Premises to an affiliate of Tenant without the prior written consent of the Landlord. In all other cases, Tenant must obtain Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. In the event of an assignment or sublease, Tenant shall remain primarily liable for any and all obligations under this Lease. No assignment or sublease shall alter, affect or modify any of the rights of Landlord under this Lease.

         b. Tenant may mortgage, pledge or otherwise encumber its interest in this Lease or in the Premises to any financial institution advancing purchase-money financing for Tenant's operations on the Premises; provided, however, that in the event of a foreclosure of the interest of such financial institution, the Premises may be used only in the manner permitted by this Lease.

     22. NOTICES. Any and all notices or demands by or from Landlord to Tenant, or Tenant to Landlord shall be in writing. They shall be served either personally, via messenger or overnight carrier, or by certified mail. If served personally, service shall be conclusively deemed made at the time of service.
If served by certified mail, service shall be conclusively deemed made twenty-four (24) hours after deposit thereof in the United States mail, postage prepaid.

     Any notice or demand to Landlord may be given unto them at:

          Verne Anderson and Mariella Anderson Living Trust
          1520 East 7th Street
          Okmulgee, Oklahoma 74447
          Attention:  Verne Anderson


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     Any notice or demand to Tenant may be given unto it at:

          Florafax International, Inc.
          8075  20th Street
          Vero Beach, Florida 32966
          Attention:  James H. West

     With copy to:

          Drew R. Fuller, Jr.
          Cauthorn Hale Hornberger Fuller
          Sheehan & Becker, Incorporated
          700 North St. Mary's Street, Suite 620
          San Antonio, Texas 78205

     Said addresses may be changed from time to time by notice given in accordance with the provisions of this Section.

     23. TERMINATION. On the last day of the Term of this Lease or sooner termination as provided herein, Tenant shall peaceably and quietly leave the Premises in good working order, condition and repair, damage by events or acts beyond the reasonable control of Tenant and permitted alterations excepted. The Premises shall be returned in a broom clean condition.

     24. HOLDING OVER. Tenant shall not continue to conduct its business at the Premises after the last day of the Term herein created. Any holding over shall create no more than a month-to-month tenancy, subject to all of the terms and conditions of this Lease provided herein.

     25.  HAZARDOUS SUBSTANCES.

          a. Tenant shall not cause or permit to occur: (i) any violation of any federal, state, or local law, ordinance, or regulation now or hereafter enacted, related to environmental conditions on, under, or about the Premises; or (ii) the use, generation, release, manufacture, refining, production, processing, storage, or disposal of any hazardous substances on, under, or about the Premises, other than used in Tenant's ordinary course of business.

          b. Tenant shall comply with all laws regulating the use, generation, storage, transportation, or disposal of hazardous substances.

          c. If Tenant fails to fulfill any duty imposed under this provision, then Landlord may take whatever actions are necessary to correct the situation, and Tenant shall reimburse Landlord for all costs associated therewith (including reasonable attorney's fees).

          d. Tenant shall indemnify, defend, and hold harmless the Landlord from all fines, suits, procedures, claims and actions of every kind, and all costs associated therewith arising out of or in any way connected with any deposit, spill, discharge, or other release of hazardous substances that occurs during the Term of this Lease.

          e. Landlord shall indemnify, defend and hold harmless the Tenant from all fines, suits, procedures, claims and actions of every kind, and all costs associated therewith arising out



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of or in any way connected with any deposit, spill, discharge or other release of hazardous substances that occur before or after the Term of this Lease.

     26. OPTION TO LEASE ADDITIONAL SPACE. So long as Tenant is not in default (beyond any applicable cure period) under this Lease, during the Term, upon sixty (60) days prior written notice from Tenant to Landlord, Tenant shall have the right to lease the remaining office and warehouse space located in the Building (being approximately 9,987 square feet in area). In the event Tenant exercises this option, upon occupancy by Tenant of such additional space, the parties shall execute a new lease for a term of five (5) years on the entire Building. The new lease shall have the same terms and conditions of this Lease except that (i)Tenant shall pay one hundred percent (100%) of all utilities and other costs specified in Section 9 above and (ii) each Lease Year, Tenant shall pay to Landlord any increase in Property Taxes from the preceding Lease Year. Further, in the event Tenant exercises this option as provided herein, Landlord agrees to improve the additional space in the same manner as set forth on EXHIBIT "B" (except that Landlord will be required to surface and strip _________ (__) square feet of land surrounding the Building for vehicular parking), or as otherwise agreed by Landlord and Tenant. Landlord will have six
(6) months after Tenant's exercise of the option to complete such work.
Landlord agrees that upon Tenant's occupancy of the additional space, the conditions of such space will comply with all applicable laws and ordinances applicable to the additional space.

     27. LEASING COMMISSION. Landlord and Tenant each represent and warrant to the other that there are no claims for broker's commissions or finder's fees in connection with the execution and delivery of this Lease, and Landlord and Tenant each agree to indemnify the other against and hold such party harmless from all liabilities arising from a breach of the representation and warranty made by such party herein, including, without limitation, reasonable attorney's fees and related court costs.

     28.  MISCELLANEOUS PROVISIONS.

          a. Nothing contained in this Lease shall be deemed or construed by the parties hereto, or any third party, to create the relationship of principal and agent, or of partnership or of joint venture, or of trustee and beneficiary, or of any other association between the parties hereto, and neither the method of payment of any monies hereunder, nor any other provisions in this Lease, nor any acts of the parties hereto, shall be deemed to create any relationship set forth hereinabove.

          b. No waiver of default by the party or parties hereunder shall be implied from any omission by party or parties to take action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver, and that only for the time and to the extent therein stated. One or more waivers of any covenant, term or condition of this lease by a party or parties shall not be deemed to waive or render unnecessary the consent to or approval of said party or parties of any subsequent or similar acts by a party or parties.

          c. This Lease may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but such counterparts together shall constitute but one Lease.

          d. This Lease shall be construed according to the laws of the State in which the Premises are located.

          e.   Time is of the essence of this Lease.

          f. Should any portion of this Lease be declared invalid and unenforceable, then such portion shall be deemed to be severable from this Lease and shall not affect the remainder thereof.

          g. It is expressly understood that this Lease contains all terms, covenants, conditions and agreements between the parties hereto relating to the subject matter of this Lease, and that no prior agreements or understandings, either oral or written, pertaining to the same, shall be valid or of any force or effect, and that the terms, covenants, conditions and provisions of this Lease cannot be altered, changed, modified or added to except in writing by all the parties hereto.

          h. Should any party or parties hereto institute any action or proceeding in Court or by arbitration to enforce any provision or provisions hereof, or for damages by reason of any default under this Lease, or for a declaration of such party's or parties' rights or obligations hereunder, or for any other judicial remedies, the prevailing party or parties shall be entitled to receive from the losing party or parties such amount as the Court may find to be reasonable and actual attorney's fees and costs incurred for the services rendered the party or parties prevailing in any such action or proceeding or on appeal therefrom.

          i. This Lease shall be binding upon and inure to the benefit of the personal and legal representatives, successors and assigns of the parties.

          j. The time for the completion of any alterations, repairs or improvements shall be deemed extended by time lost due to delays resulting from acts of God, strikes, unavailability of materials, civil riots, floods, other unusually inclement weather (but not including seasonally inclement weather), national or labor restrictions by governmental authority, and any other cause not within the control of such party.

          k. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing upon the Premises and to any renewals and extensions thereof; provided that Tenant and holder of said mortgage, deed of trust or other lien now or hereafter existing shall have executed and delivered a non-disturbance agreement reasonably acceptable to said lienholder and Tenant. Tenant further agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease. Landlord is hereby irrevocably vested with full power and authority to, upon execution of a non-disturbance agreement as set forth above, subordinate this Lease to any mortgage, deed of trust or other lien hereafter placed upon the Premises, and Tenant agrees upon demand to execute such further instruments subordinating the Lease upon the express condition that this Lease shall be recognized by the mortgagee by the execution of a non-disturbance agreement acceptable to Tenant and mortgagee, and that the rights of Tenant shall remain in full force and effect during the term of this Lease so long as Tenant shall continue to perform all of the covenants and conditions of this Lease.

The parties hereto have executed this Lease as of the dates set forth below.



                                        LANDLORD:

                                        VERNE ANDERSON AND MARIELLA ANDERSON
                                        LIVING TRUST, dated May 31, 1997


                                             /s/ Verne W. Anderson
                                        By:  /s/ Mariella P. Anderson
                                            --------------------------------
                                            _______________________, Trustee


                                        Date: May 31, 1997



                                        TENANT:

                                        FLORAFAX INTERNATIONAL, INC.





                                        BY: /s/ James H. West
                                           ----------------------------------
                                           James H. West, President

                                        Date: May 27, 1997

                                  EXHIBIT "A"

The area considered consists of approximately 10,013 square feet of contiguous area, consisting of 4,417 square feet of office space, 1,400 square feet of process space, 2,728 square feet of warehouse space and 1,468 square feet of auxiliary space.

                                  EXHIBIT "B"
                                  -----------

                        [Description of Landlord's Work]

Landlord shall provide the following to Tenant at Landlord's sole expense ("Landlord's Work"):

1.   replacement of existing carpet located in the Premises with
________________.

2.   replacement of existing linoleum located in the Premises with
________________.

3.   painting of all interior surfaces located in the Premises with
________________.

4.   surfacing and striping of adequate space to park at least 100 cars.

5. installation of outdoor lighting in parking area, to Tenant's satisfaction.

6.   installation of a security system, to Tenant's satisfaction.
          (existing security system already installed)